Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes:
The significant components of the Provision for income tax expense (benefit) related to continuing operations are as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Current:
Federal	$1.4	$1.3	$1.8
State and local	(0.8)	1.6	(8.8)
Total current expense (benefit)	0.6	2.9	(7.0)
Deferred:
Federal	48.2	(682.2)	3.0
State and local	(11.7)	(61.5)	1.1
Total deferred expense (benefit)	36.5	(743.7)	4.1
Total income tax expense (benefit) related to continuing operations	$37.1	$(740.8)	$(2.9)

A reconciliation of differences between the federal income tax at statutory rates and our actual income tax expense (benefit) on our income from continuing operations, which include federal, state, and other income taxes, is presented below:

	For the Year Ended December 31,
	2011	2010	2009
Tax expense at statutory rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
State income taxes, net of federal tax benefit	3.0%	4.7%	4.0%
Decrease in valuation allowance	(11.6)%	(431.5)%	(22.3)%
Settlement of tax claims	(7.2)%	13.2%	(6.6)%
Noncontrolling interests	(6.5)%	(8.3)%	(10.8)%
Adjustments to net operating loss carryforwards	2.9%	—%	—%
Interest, net	(1.6)%	(0.8)%	(1.2)%
Other, net	1.3%	(2.4)%	(0.8)%
Income tax expense (benefit)	15.3%	(390.1)%	(2.7)%

The Provision for income tax expense in 2011 is less than the federal statutory rate primarily due to: (1) an approximate $28 million benefit associated with a current period net reduction in the valuation allowance and (2) an approximate $18 million net benefit associated with settlements with various taxing authorities including the settlement of federal income tax claims with the Internal Revenue Service for tax years 2007 and 2008 offset by (3) approximately $7 million of net expense primarily related to corrections to 2010 deferred tax assets associated with our NOLs and corresponding valuation allowance. See Note 1, Summary of Significant Accounting Policies, "Out-of-Period Adjustments."
The Provision for income tax benefit in 2010 primarily resulted from the reduction in the valuation allowance, as discussed below. This benefit was offset by settlements related to federal IRS examinations, including reductions in unrecognized tax benefits, as discussed below. The Provision for income tax benefit in 2009 primarily resulted from a reduction in the valuation allowance, as discussed below, and refunds of state income taxes, including interest.
Deferred income taxes recognize the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes and the impact of available NOLs. The significant components of HealthSouth’s deferred tax assets and liabilities are as follows (in millions):

	As of December 31,
	2011	2010
Deferred income tax assets:
Net operating loss	$540.5	$628.8
Property, net	49.8	49.1
Insurance reserve	36.1	37.6
Stock-based compensation	22.7	19.9
Allowance for doubtful accounts	12.7	12.6
Alternative minimum tax	13.4	13.4
Carrying value of partnerships	10.4	15.6
Other accruals	16.1	21.9
Capital losses	4.1	11.8
Intangibles	—	9.6
Total deferred income tax assets	705.8	820.3
Less: Valuation allowance	(50.3)	(112.7)
Net deferred income tax assets	655.5	707.6
Deferred income tax liabilities:
Intangibles	(20.5)	—
Other	(0.3)	(0.2)
Total deferred income tax liabilities	(20.8)	(0.2)
Net deferred income tax assets	634.7	707.4
Less: Current deferred tax assets	26.6	28.1
Noncurrent deferred tax assets	$608.1	$679.3

At December 31, 2011, we had unused federal NOLs of $440.9 million (approximately $1.3 billion on a gross basis) and state NOLs of $99.6 million. Such losses expire in various amounts at varying times through 2035.
For the years ended December 31, 2011, 2010, and 2009, the net decreases in our valuation allowance were $62.4 million, $825.4 million, and $76.9 million, respectively. Approximately $21 million of the decrease in the valuation allowance during 2011 and substantially all of the decrease in 2010 related primarily to our determination it is more likely than not a substantial portion of our deferred tax assets will be realized in the future. Based on the weight of available evidence including our generation of pre-tax income from continuing operations on a three-year look back basis, our forecast of future earnings, and our ability to sustain a core level of earnings, we determined, in the fourth quarter of 2010, it is more likely than not a substantial portion of our deferred tax assets will be realized on a federal basis and in certain state jurisdictions in the future and decreased our valuation allowance. In addition, approximately $34 million of the decrease in the valuation allowance in 2011 was due to the corrections made to the valuation allowance, as discussed above. Approximately $7 million of the decrease in the valuation allowance in 2011 resulted from our settlement with the IRS for tax years 2007 and 2008 which enabled us to utilize certain capital losses previously offset by a valuation allowance. The decrease in the valuation allowance for 2009 related primarily to a decrease in gross deferred tax assets resulting from the issuance of the common stock and common stock warrants underlying the securities litigation settlement, the write-off of bad debts, and the utilization of NOLs.
As of December 31, 2011, we have a remaining valuation allowance of $50.3 million. This valuation allowance remains recorded due to uncertainties regarding our ability to utilize a portion of the deferred tax assets, primarily related to state NOLs, before they expire. The amount of the valuation allowance has been determined for each tax jurisdiction based on the weight of all available evidence including management’s estimates of taxable income for each jurisdiction in which we operate over the periods in which the related deferred tax assets will be recoverable. It is possible we may be required to increase or decrease our valuation allowance at some future time if our forecast of future earnings varies from actual results on a consolidated basis or in the applicable state tax jurisdictions, or if the timing of future tax deductions differs from our expectations.
Our utilization of NOLs could be subject to limitations under Internal Revenue Code Section 382 (“Section 382”) and may be limited in the event of certain cumulative changes in ownership interests of significant shareholders over a three-year period in excess of 50%. Section 382 imposes an annual limitation on the use of these losses to an amount equal to the value of a company at the time of an ownership change multiplied by the long-term tax exempt rate. At this time, we do not believe these limitations will restrict our ability to use any NOLs before they expire. However, no such assurances can be provided.
As of January 1, 2009, total remaining gross unrecognized tax benefits were $61.1 million, all of which would affect our effective tax rate if recognized. Total accrued interest expense related to unrecognized tax benefits was $2.9 million as of January 1, 2009. The amount of unrecognized tax benefits changed during 2009 due to the settlement of state income tax refund claims with certain states for tax years 1995 through 2004 and the running of the statute of limitations on certain state issues related to the 2005 tax year. Total remaining gross unrecognized tax benefits were $50.9 million as of December 31, 2009, all of which would affect our effective tax rate if recognized. Total accrued interest expense related to unrecognized tax benefits as of December 31, 2009 was $1.9 million. The amount of unrecognized tax benefits changed during 2010 due to a settlement with the IRS regarding tax positions taken for tax years 2005 through 2007 and the running of the statute of limitations on certain state claims. Total remaining gross unrecognized tax benefits were $12.6 million as of December 31, 2010, all of which would affect our effective tax rate if recognized. Total accrued interest expense related to unrecognized tax benefits as of December 31, 2010 was $1.1 million. The amount of unrecognized tax benefits changed during 2011 primarily due to the settlement of federal income tax claims with the IRS for tax years 2007 and 2008 and the lapse of the applicable statute of limitations for certain federal and state claims. Total remaining gross unrecognized tax benefits were $6.0 million as of December 31, 2011, all of which would affect our effective tax rate if recognized. Total accrued interest expense related to unrecognized tax benefits as of December 31, 2011 was $0.1 million, all of which would affect our effective tax rate if recognized.
A reconciliation of the beginning and ending liability for unrecognized tax benefits is as follows (in millions):

	Gross Unrecognized Income Tax Benefits	Accrued Interest and Penalties
January 1, 2009	$61.1	$2.9
Gross amount of increases in unrecognized tax benefits related to prior periods	0.1	0.1
Increases in unrecognized tax benefits relating to settlements with taxing authorities	2.7	—
Decreases in unrecognized tax benefits relating to settlements with taxing authorities	(8.5)	—
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(4.5)	(1.1)
December 31, 2009	50.9	1.9
Gross amount of increases in unrecognized tax benefits related to prior periods	96.1	0.1
Gross amount of decreases in unrecognized tax benefits related to prior periods	(37.5)	—
Decreases in unrecognized tax benefits relating to settlements with taxing authorities	(93.0)	—
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(3.9)	(0.9)
December 31, 2010	12.6	1.1
Gross amount of increases in unrecognized tax benefits related to prior periods	19.8	—
Gross amount of decreases in unrecognized tax benefits related to prior periods	(3.0)	—
Decreases in unrecognized tax benefits relating to settlements with taxing authorities	(20.2)	—
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(3.2)	(1.0)
December 31, 2011	$6.0	$0.1

Our continuing practice is to recognize interest and penalties related to income tax matters in income tax expense. For the years ended December 31, 2011, 2010, and 2009, we recorded $4.7 million, $1.7 million, and $2.3 million of interest income, respectively, primarily related to amended state income tax returns, as part of our income tax provision. Total accrued interest income was $0.1 million and $0.3 million as of December 31, 2011 and 2010, respectively.
HealthSouth and its subsidiaries’ federal and state income tax returns are periodically examined by various regulatory taxing authorities. In connection with such examinations, we have settled federal income tax examinations with the IRS for all tax years through 2008. We are currently under audit by the IRS for the 2009 and 2010 tax years and by one state for tax years 2008 through 2010.
For the tax years that remain open under the applicable statutes of limitations, amounts related to these unrecognized tax benefits have been considered by management in its estimate of our potential net recovery of prior years’ income taxes. It is reasonably possible a decrease in our unrecognized tax benefits of approximately $0.4 million will occur within the next 12 months due to the closing of the applicable statutes of limitations.
We continue to actively pursue the maximization of our remaining income tax refund claims and other tax benefits. Although management believes its estimates and judgments related to these claims are reasonable, depending on the ultimate resolution of these tax matters, actual amounts recovered could differ from management’s estimates, and such differences could be material.